UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2010

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5945 AIRPORT ROAD, SUITE 360, MISSISSAUGA, ONTARIO, CANADA		L4V 1R9
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 905-863-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Nortel Networks Limited (NNL) is filing this amendment to its Current Report on Form 8-K originally filed by NNL on August 10, 2009 (Original Form 8-K) solely to include a copy of the certificate of amendment and articles of amendment of NNL as an exhibit to the Original Form 8-K. No other changes have been made to the Original Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2009, the articles of incorporation of NNL were amended to (i) change the province in which its registered office is situated to the Province of Ontario and (ii) decrease the minimum number of directors of NNL from eight to three.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Certificate of Amendment and Articles of Amendment of Nortel Networks Limited dated August 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED

By:	/S/ ANNA VENTRESCA
Anna Ventresca General Counsel-Corporate and Corporate Secretary

By:	/S/ GRACE K. MCDONALD
Grace K. McDonald Assistant Secretary

Dated: January 27, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certificate of Amendment and Articles of Amendment of Nortel Networks Limited dated August 7, 2009.